UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2008

GREENHUNTER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33893	20-4864036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1048 Texan Trail
GRAPEVINE, TEXAS	76051
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 410-1044

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Form of Warrant to Purchase Common Stock
Amended and Restated Certificate of Designation for 2007 Series A 8% Convertible Preferred Stock
Certificate of Designations for 2008 Series B Convertible Preferred Stock
Securities Purchase Agreement

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.
Securities Purchase Agreement
     On August 21, 2008, GreenHunter Energy, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with West Coast Opportunity Fund, LLC (the “Buyer”).
     As described below, the Company authorized a new series of convertible preferred stock of the Company designated as 2008 Series B Convertible Preferred Stock (the “Series B Preferred”), the terms of which are described below and set forth in the Certificate of Designations for the Series B Preferred (the “Series B Certificate of Designations”), which Series B Preferred will be convertible into the Company’s common stock, par value $0.001 per share (the “Common Stock”), in accordance with the terms of the Series B Certificate of Designations.
     On March 9, 2007, the Buyer (and other investors) and the Company entered into that certain securities purchase agreement pursuant to which the Buyer purchased an aggregate of (i) 11,750 shares of the Company’s Series A 8% Convertible Preferred Stock (the “Series A Preferred”), (ii) warrants to purchase 1,410,000 shares of Common Stock (the “2007 Warrants”), and (iii) 470,000 shares of Common Stock. Pursuant to the Purchase Agreement, Buyer (i) returned the 2007 Warrants to the Company, and the Company cancelled the 2007 Warrants in connection with the transactions contemplated hereunder and (ii) purchased for $10,575,000 (a) 10,575 shares of Series B Preferred (the shares of Common Stock into which such Preferred Stock is convertible being referred to as the “Conversion Shares”), and (b) Warrants (the “Warrants”), to acquire 1,410,000 shares of Common Stock (as exercised, collectively, the “Warrant Shares”).
     The Purchase Agreement provided that the Company will (i) reimburse Buyer for all reasonable costs and expenses, up to $50,000, incurred in connection with the transactions contemplated by the Purchase Agreement, the Warrant, and the Series B Certificate of Designations (the “Transaction Documents”), (ii) be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions relating to or arising out of the transactions contemplated by the Transaction Documents, and (iii) pay, and hold Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.
     This description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to this report and incorporated by reference herein.
Warrants
     The Warrants issued to Buyer are exercisable for up to 1,410,000 shares of Common Stock and may be exercised at any time prior to August 22, 2011 for an exercise price of $25.00 per share of Common Stock (the “Exercise Price”).

     The Company may force the Warrant holder to exercise its Warrants, in whole or in part, if (i) the last closing bid price per share of the Common Stock is greater than or equal to $30.00 (as adjusted for splits, recapitalizations and the like) for a consecutive period of 31 trading days and (ii) the average daily trading volume for the shares of Common Stock over the same 31-day period referenced in (i) above equals or exceeds 65,000 shares.
     Pursuant to the Warrant, no holder may exercise such holder’s Warrant if such exercise would result in the holder beneficially owning in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise. A holder may, however, increase or decrease this percentage by providing the Company with 61 days’ notice that such holder wishes to increase or decrease this percentage.
     Pursuant to the Warrants, if the Company issues or sells any warrants for an exercise price per share (the “New Securities Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issue or sale, then immediately after such issuance, the Exercise Price then in effect will be reduced to an amount equal to the New Securities Issuance Price. Other than as provided in the foregoing sentence, if the Company issues or sells any shares of Common Stock for a consideration per share less than a price equal to $25.00 (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect will be reduced to an amount equal to the product of (i) the Exercise Price in effect immediately prior to such Dilutive Issuance and (ii) the quotient determined by dividing (a) the sum of (I) the product derived by multiplying the Exercise Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (b) the product derived by multiplying (I) the Exercise Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock outstanding immediately after such Dilutive Issuance.
     If the Company declares or makes any dividend or other distribution of its assets to holders of shares of Common Stock, then Buyer is entitled to a distribution or increased number of Warrant Shares as calculated in accordance with the terms and provisions of the Warrant. In addition, if the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the holder of the Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder of the Warrant could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of the Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights. The Warrant also provides that the successor entity to the Company in any merger or acquisition of the Company must assume the obligations of the Company in the Warrant.
     The description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the Form of Warrant, which is filed as Exhibit 4.1 to this report and incorporated by reference herein.

2008 Series B Convertible Preferred Stock
     The Series B Certificate of Designations designates 10,575 shares of preferred stock as Series B Preferred, with an initial stated value per share of $1,000.00.
     In the event of any liquidation, dissolution or winding up of the Company, before any payment or distribution of the assets of the Company is to be made to or set apart for the holders of shares of any Junior Securities (as defined in the Series B Certificate of Designations), the holders of the shares of Series B Preferred will be entitled to receive an amount equal to the stated value per share, multiplied by the number of shares of Series B Preferred held by them, plus all cumulative dividends that are accrued and unpaid thereon.
     At the option of the holder of the Series B Preferred, each share of Series B Preferred is convertible at any time into that number of fully paid and nonassessable shares of Common Stock obtained by dividing the stated value per share by the conversion price (initially $7.50 per share of Common Stock) in effect at such time (the “Conversion Rate”). Each share of Series B Preferred may be converted at the option of the Company, if (i) the closing sale price per share of the Common Stock is greater than or equal to twenty dollars ($20.00) for a consecutive period of 31 trading days, and (ii) the average daily trading volume for the shares of Common Stock over the same 31-day period referenced in (i) above equals or exceeds 65,000 shares.
     Pursuant to the Series B Certificate of Designations, if the Company (i) subdivides the outstanding shares of Common Stock into a greater number of shares, (ii) combines the outstanding shares of Common Stock into a smaller number of shares or (iii) pays a dividend in Common Stock on its outstanding shares of Common Stock, then the Conversion Price in effect immediately prior thereto will be multiplied by the fraction obtained: (i) by dividing (X), which is the numerator equal to the total number of issued and outstanding shares of Common Stock immediately prior to the effectiveness of such action by the Company, by (Y), which is the denominator that equals the actual total number of issued and outstanding shares of Common Stock immediately after such effectiveness. In the event of a consolidation or merger of the Company with or into another corporation or entity as a result of which a greater or lesser number of shares of common stock of the surviving corporation or entity are issuable to holders of capital stock of the Company in respect of the number of shares of its capital stock outstanding immediately prior to such consolidation or merger, then the Conversion Price in effect immediately prior to such consolidation or merger will be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of capital stock of the Company. The Company will not effect any consolidation or merger unless prior to or simultaneously with the consummation thereof the successor resulting from such consolidation or merger expressly assumes (i) the obligation to deliver to the holders of Series B Preferred such stock as, in accordance with the foregoing provisions, such holders may be entitled to purchase and (ii) all other obligations of the Company under the Series B Certificate of Designations. If the Company issues or sells any shares of Common Stock for a consideration per share (the “New Securities Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such time, then immediately after such issue or sale, the Conversion Price then in effect will be reduced to an amount equal to the New Securities Issuance Price.
     Subject to the terms of the Series B Certificate of Designations, the Company may at its option elect to redeem the outstanding shares of Series B Preferred at any time after August 21, 2013 at the redemption price per share of 100.00% of the stated value, plus an amount equal to accrued and unpaid dividends, if any, to the date fixed for redemption, whether or not earned or declared.
     If the Company grants, issues or sells any options, convertible securities or rights to purchase shares, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the holders of Series B Preferred will be entitled to acquire the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the shares of Series B Preferred immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights.
     Pursuant to the Series B Certificate of Designations, no holder of Series B Preferred may convert any shares of Series B Preferred if such conversion would result in the holder beneficially owning in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise. A holder may, however, increase or decrease this percentage by providing the Company with 61 days’ notice that such holder wishes to increase or decrease this percentage.
     The holders of Series B Preferred will vote together with the shares of Common Stock as a single class at any annual or special meeting of shareholders of the Company, and each holder is entitled to a number of votes equal to the number of shares of Common Stock into which the shares of Series B Preferred held by such holder on the record date fixed for such meeting are convertible.
     The Company will not, without the affirmative vote or consent of at least a simple majority of the shares of Series B Preferred voting together as a separate class: (i) amend, repeal or change any of the provisions of the Certificate of Incorporation of the Company in any way which would materially and adversely affect the rights or preferences of the Series B Preferred as a class; or (ii) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock of Senior Securities (as defined in the Series B Certificate of Designations) or Parity Securities (as defined in the Series B Certificate of Designations), or any security convertible into or exchangeable for Senior Securities or Parity Securities or reclassify or modify any Junior Securities (as defined in the Series B Certificate of Designations) so as to become Parity Securities or Senior Securities. The Series A Preferred ranks on parity with the Series B Preferred.
     The holders of Series B Preferred will be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if such holders of Series B Preferred had converted the Series B Preferred into Common Stock and had held such Common Stock on the record date for such dividends and distributions.

     The description of the Series B Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the Series B Certificate of Designations, which is filed as Exhibit 4.3 to this report and incorporated by reference herein.
Securities Act Exemption
     Exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), for the transaction described above is claimed under Section 4(2) of the Securities Act, among others, on the basis that such transaction did not involve any public offering and Buyer was an accredited investor and had access to the kind of information that registration would provide. Appropriate investment representations were obtained pursuant to the Purchase Agreement, and the securities were or will be issued with restricted securities legends.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     In order to facilitate the closing of the transactions contemplated by the Purchase Agreement described under Items 1.01 and 3.02 above, the Company approved and adopted the Amended and Restated Certificate of Designations of the 2007 Series A 8% Convertible Preferred (the “Amended Series A Certificate of Designations”), which became effective upon its filing with the Delaware Secretary of State on August 21, 2008. The Series A Certificate of Designations was amended by the Amended Series A Certificate of Designations to provide that each share of Series A Preferred may be converted at the option of the Company, with notice to the holder of the Series A Preferred, if (i) the closing sale price per share of the Common Stock is greater than or equal to $20.00 for a consecutive period of 31 trading days, and (ii) the average daily trading volume for the shares of Common Stock over the same 31-day period referenced in (i) above equals or exceeds 65,000 shares. The Series A Certificate of Designations was further amended to provide that each share of Series A Preferred will be convertible no earlier than 90 days after the Company gives the conversion notice to the holder, provided, however, notwithstanding the such 90-day period following the date of the conversion notice prior to which the Series A Preferred cannot be converted, all dividends on the Series A Preferred will cease to accrue on the date the conversion notice is given.
     Prior to the amendment, the Company could convert the Series A 8% Preferred, with notice to the holder of the Series A Preferred, if (i) two years had elapsed since the original issue date, (ii) the 10 day average price per share of the Common Stock was greater than or equal to $7.50, (iii) the average daily trading volume for the shares of Common Stock over the same 10-day period referenced in (ii) above equaled or exceeded 10,000 shares and (iv) all of the underlying shares were registered for resale pursuant to the Securities Act.
     The description of the Amended Series A Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the Amended Series

A Certificate of Designations, which is filed as Exhibit 4.2 to this report and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.
     Not applicable.
(b)	Pro Forma Financial Information.
     Not applicable.
(c)	Shell Company Transactions.
     Not applicable.
(d)	Exhibits.

Exhibit Number	Exhibit Title

4.1	Form of Warrant to Purchase Common Stock

4.2	Amended and Restated Certificate of Designations for 2007 Series A 8% Convertible Preferred Stock filed with the Delaware Secretary of State on August 21, 2008

4.3	Certificate of Designations for 2008 Series B Convertible Preferred Stock filed with the Delaware Secretary of State on August 21, 2008

10.1	Securities Purchase Agreement dated as of August 21, 2008 between GreenHunter Energy, Inc. and West Coast Opportunity Fund, LLC
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER ENERGY, INC.
By:	/s/ Morgan F. Johnston
Morgan F. Johnston
Senior Vice President, General Counsel and Secretary

Date: August 27, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit Title

4.1	Form of Warrant to Purchase Common Stock

4.2	Amended and Restated Certificate of Designations for 2007 Series A 8% Convertible Preferred Stock filed with the Delaware Secretary of State on August 21, 2008

4.3	Certificate of Designations for 2008 Series B Convertible Preferred Stock filed with the Delaware Secretary of State on August 21, 2008

10.1	Securities Purchase Agreement dated as of August 21, 2008 between GreenHunter Energy, Inc. and West Coast Opportunity Fund, LLC